SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

CCH II, LLC
CCH II Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-111423	03-0511293
333-111423-01	13-4257703
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9, 2005, Charter Communications, Inc. ("Charter"), the indirect parent company and manager of CCH II, LLC and CCH II Capital Corp., executed an employment agreement with Robert A. Quigley. The agreement provides that Mr. Quigley shall be employed in an executive capacity to perform such executive, managerial and administrative duties as are assigned or delegated by the President and Chief Executive Officer or the designee thereof, at a salary of $450,000. He shall be eligible to participate in the incentive bonus plan, stock option plan and to receive such other employee benefits as are available to other senior executives. The term of this agreement is two years from the effective date of the agreement. In the event that Mr. Quigley is terminated by Charter without "cause'' or by Mr. Quigley for "good reason,'' as those terms are defined in the employment agreement, Mr. Quigley will receive his salary for the remainder of the term of the agreement or twelve months' salary, whichever is greater; a pro rata bonus for the year of termination; a lump sum payment equal to payments due under COBRA for the greater of twelve months or the number of full months remaining in the term of the agreement; and the vesting of options and restricted stock for as long as severance payments are made. The employment agreement contains a one-year non-compete provision (or until the end of the term of the agreement, if longer) in a Competitive Business, as such term is defined in the agreements, and two-year non-solicitation clauses.

The full text of Mr. Quigley's employment agreement is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1
Employment Agreement of Robert A. Quigley. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 13, 2005 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: December 13, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President, Interim Chief Financial Officer,
Principal Accounting Officer and Corporate Controller
(Principal Financial Officer and Principal Accounting Officer)

 CCH II CAPITAL CORP.
 Registrant

Dated: December 13, 2005

By:/s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President, Interim Chief Financial Officer,
Principal Accounting Officer and Corporate Controller
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1
Employment Agreement of Robert A. Quigley. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on December 13, 2005 (File No. 000-27927)).